UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2004

                              OLD NATIONAL BANCORP
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Indiana                        001-15817               35-1539838
         -------                        ---------               ----------
(State or other jurisdiction        (Commission File          (IRS Employer
     of incorporation)                   Number)            Identification No.)

    420 Main Street, Evansville, IN                                47708
    -------------------------------                                -----
(Address of Principal Executive Offices)                         (Zip Code)


                                 (812) 464-1434
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              (Registrant's telephone number, including area code)



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                              OLD NATIONAL BANCORP
                                    FORM 8-K


Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

     The following exhibits are furnished herewith and this list constitutes the exhibit index:

     99.1     Press Release issued by Old National Bancorp on April 22, 2004.
     99.2     Financial Trends issued by Old National Bancorp on April 22, 2004.


Item 12.  Results of Operation and Financial Condition

     On April 22, 2004, Old National Bancorp reported its results for the first quarter 2004. The press release is included as Exhibit 99.1 hereto and is incorporate herein by reference. Old National Bancorp also released the financial trends including first quarter 2004 results. The financial trends is included as Exhibit 99.2 hereto and is incorporated herein by reference.

     These exhibits may contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the exhibits, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

     Operating earnings presented excludes gains and charges related to initiatives that impacted Old National Bancorp's results in prior years. Operating earnings measures and comparisons are presented as management uses this information in assessing the company's performance and believes this information is valuable to the users of its financial statements.

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     The information in this Current Report on Form 8-K and the Exhibits 99.1 and 99.2 attached hereto, are furnished pursuant to Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the Exhibits 99.1 and 99.2, shall not be deemed to be incorporated by reference into filings of Old National Bancorp under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     OLD NATIONAL BANCORP
                                                     (Registrant)


Date: April 22, 2004

                                        By: /s/ John S. Poelker
                                            ----------------------------------
                                            John S. Poelker
                                            Executive Vice President and
                                            Chief Financial Officer













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